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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




                          DATE OF REPORT: JUNE 13, 2002



                              ACORN PRODUCTS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




    Delaware                        0-22717                  22-3265462
---------------            ----------------------        -------------------
(STATE OR OTHER            (COMMISSION FILE NO.)           (IRS EMPLOYER
JURISDICTION OF                                        IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)



                           390 W. Nationwide Boulevard
                              Columbus, Ohio 43215
                                 (614) 222-4400
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)





                                      None
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5.     OTHER EVENTS.

         On June 17, 2002, Acorn Products, Inc. (the "Company") issued a press release announcing that it had entered into a revised Letter of Intent with entities representing a majority of the Company's shareholders that would lead to a refinancing of existing bank indebtedness and a strengthening of its balance sheet. The Company has signed a Commitment Letter with CapitalSource Finance, LLC to provide a five-year $45 million credit facility in connection with such refinancing. The full text of the revised Letter of Intent is attached in its entirety as Exhibit 10.1 to this Form 8-K and is incorporated herein by this reference. The press release is included as Exhibit 99.1 to this Form 8-K and is incorporated herein by this reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      EXHIBITS.

         Exhibit No.                       Description

                10.1 Revised Letter of Intent, dated as of June 13, 2002, by and between Acorn Products, Inc. as issuer and TCW Special Credits and Oaktree Capital Management, LLC as purchasers.

                99.1 Press Release, dated June 17, 2002, entitled "Acorn Products Announces Revised Letter of Intent for Financial Restructuring."












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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                ACORN PRODUCTS, INC.


Date:  June 17, 2002              By:  /s/ John G. Jacob
                                     -----------------------------------------
                                           John G. Jacob, Vice President and
                                               Chief Financial Officer

















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                                  EXHIBIT INDEX
                                  -------------


         Exhibit No.                              Description

            10.1 Revised Letter of Intent, dated as of June 13, 2002, by and between Acorn Products, Inc. as issuer and TCW Special Credits and Oaktree Capital Management, LLC as purchasers.

            99.1 Press Release, dated June 17, 2002, entitled "Acorn Products Announces Revised Letter of Intent for Financial Restructuring."